Where Intelligence Meets Infrastructure® Investor Presentation May 8, 2024

2 Non-GAAP Measures In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are non-GAAP measures that the Company presents as performance measures because management uses these measures to evaluate the Company’s underlying performance on a consistent basis across periods and to make decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. Net debt and net debt leverage are non-GAAP measures that the Company presents as liquidity measures because management uses them to evaluate its capital management and financial position, and the investment community commonly uses them as measures of indebtedness. Free cash flow is a non-GAAP liquidity measure used to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation, which has been posted online at www.muellerwaterproducts.com. The Company does not reconcile forward-looking non-GAAP measures to the comparable GAAP measures, as permitted by Regulation S-K, as certain items, e.g., expenses related to corporate development activities, transactions, pension expenses/(benefits) and corporate restructuring, may have not yet occurred, are out of the Company’s control or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance.

3 Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, expectations, commitments, trend descriptions and the ability to capitalize on trends, value creation, Board of Directors and committee composition plans, long-term strategies and the execution or acceleration thereof, operational improvements, inventory positions, the benefits of capital investments, financial or operating performance including improving sales growth and driving increased margins, capital allocation and growth strategy plans, the Company’s product portfolio positioning and the demand for the Company’s products. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including, without limitation, legal, reputational, audit and financial risks resulting from previously reported cybersecurity incidents and possible future cybersecurity incidents, the effectiveness of the Company’s business continuity plans related thereto, and the Company’s ability to recover under its cybersecurity insurance policies; logistical challenges and supply chain disruptions, geopolitical conditions, including the Israel-Hamas war, public health crises, or other events; inventory and in-stock positions of our distributors and end customers; an inability to realize the anticipated benefits from our operational initiatives, including our large capital investments in Chattanooga and Kimball, Tennessee, and Decatur, Illinois, plant closures, and reorganization and related strategic realignment activities; an inability to attract or retain a skilled and diverse workforce, including executive officers, increased competition related to the workforce and labor markets; an inability to protect the Company’s information systems against further service interruption, misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; cyclical and changing demand in core markets such as municipal spending, residential construction, and natural gas distribution; government monetary or fiscal policies; the impact of adverse weather conditions; the impact of manufacturing and product performance; the impact of wage, commodity and materials price inflation; foreign exchange rate fluctuations; the impact of higher interest rates; the impact of warranty charges and claims, and related accommodations; the strength of our brands and reputation; an inability to successfully resolve significant legal proceedings or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; climate change and legal or regulatory responses thereto; changing regulatory, trade and tariff conditions; the failure to integrate and/or realize any of the anticipated benefits of acquisitions or divestitures; an inability to achieve some or all of our Environmental, Social and Governance goals; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company’s most recent Annual Report on Form 10-K and later filings on Form 10-Q, as applicable. Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward- looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the U.S. Securities and Exchange Commission.

Mueller Water Products at a Glance (NYSE: MWA)

History

- Founded more than 165 years ago
- Spun off from Walter Industries in 2006
- Listed on NYSE (MWA) (June 2006)
- Divested U.S. Pipe (April 2012)
- Divested Anvil (January 2017)
- Acquired Singer Valve (February 2017)
- Acquired Krausz Industries (December 2018)
- Acquired i20 Water (June 2021)

Highlights (1)

$1.24B Net Sales (LTM Q2FY24)	**$236.8M** Adjusted EBITDA (LTM Q2FY24)
6.8% Net Sales CAGR (5-Year FY19-FY23)	**19.1%** Adj. EBITDA % of Net Sales (LTM Q2FY24)
$550.8M Cash Flow from Operations (5-Year FY19-FY23)	**$231.5M** Free Cash Flow (5-Year FY19-FY23)
$269.5M Net Debt (March 31, 2024)	**1.1x** Net Debt to Adj. EBITDA (March 31, 2024)
≈3,200 Employees Worldwide	**10** Manufacturing Facilities (4) **5** R&D Centers (4)

Geography (2)

(% of Consolidated Net Sales)


United States
Rest of World
Canada

Segments (2,3)

(% of Consolidated Net Sales)


Water Flow Solutions
Water Management Solutions

Products (2)

(% of Consolidated Net Sales)


Brass Products
Hydrants & Iron Gate Valves
Specialty Valves
Technology-Enabled
Repair Products

End Markets (2)

(% of Consolidated Net Sales)


60-65% Repair and replacement of municipal water infrastructure
25-30% Residential construction
≈10% Natural gas utilities and industrial applications

(1) See Appendix and SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY19, FY20, FY21, FY22, FY23.
(2) Consolidated net sales information for geography, segments, products and end markets based on FY2023 information and estimates.
(3) Water Flow Solutions includes iron gate valves, specialty valves and service brass products. Water Management Solutions includes fire hydrants, repair and installation, natural gas, metering, leak detection, pressure control and software products.
(4) See Item 2. Properties in 2023 10-K filing for more information.

MUELLER

4

5 Why Invest in Mueller DRIVING GROWTH WITH A STRONG COMPETITIVE POSITION AND BROAD PORTFOLIO OF PRODUCTS AND SOLUTIONS BENEFITING FROM LONG- TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE ACCELERATING PRODUCT DEVELOPMENT AND LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY- ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER GROSS MARGIN EXPANSION SUPPORTING STRATEGIC PRIORITIES WITH A STRONG BALANCE SHEET, AMPLE LIQUIDITY AND GROWING FREE CASH FLOW Growth strategies, capital investments and operational initiatives enable us to deliver further sales and adjusted EBITDA growth

ESG is Core to Mueller

During Q2, MSCI upgraded Mueller to its highest ESG rating of AAA (1)

MSCI ESG RATINGS AAA

CCC	B	BB	BBB	A	AA	AAA

Environmental

Mitigate our environmental impact focusing on emissions, water and waste, using recycled and reused materials

Social

Foster a strong company culture by emphasizing diversity, equity and inclusion and promoting employee engagement

Governance

Promote sound governance that acts in the best interests of our stockholders and our organization

Products

90% of 2023 net sales related to products and solutions for water utilities to serve communities (2)

2022 ESG REPORTS HIGHLIGHTS

51%	Reduction in Scope 1 and Scope 2 emissions intensity against a 2015 baseline
86%	Recycled Metal Used to Produce Our Products
21%	Decrease in Waste Directed to Disposal
56,925	Metric Tons of Recycled Metal used, vs. 22,644 metric tons of waste generated
2.8B	Gallons of water loss savings generated for customers by EchoShore® leak detection since 2020

REPORTING AND DISCLOSURE

Commitment to Transparency by reporting against leading frameworks and expanding our disclosures, including initial TCFD disclosure with 2022 ESG Report

GRI SASB SUSTAINABLE DEVELOPMENT GOALS

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

2022 ESG Report



MUELLER

Learn more at www.muellerwaterproducts.com/environmental-social-and-governance

(1) The use by Mueller Water Products, Inc. of any MSCI ESG Research LLC or its affiliates ("MSCI") data, and the use of MSCI logos, trademarks, service marks or index names herein, do not constitute a sponsorship, endorsement, recommendation, or promotion of Mueller Water Products, Inc. by MSCI. MSCI Services and data are the property of MSCI or its information providers, and are provided "as-is" and without warranty. MSCI names and logos are trademarks or service marks of MSCI.

(2) Consolidated net sales Information for geography, segments, products and end markets based on FY2023 information and estimates.

MUELLER 6

Products and Markets

8 Leading Product Positions in Key Product Categories (1) (1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available. (2) Consolidated net sales Information for geography, segments, products and end markets based on FY2023 information and estimates. Fire Hydrants Iron Gate Valves Butterfly Valves Brass Products #1 Product Position A.Y. McDonald ACIPCO DeZURIK Ford Meter Box McWane #1 Product Position #1 Product Position #2 Product Position Broad Portfolio of Products and Solutions with Leading Positions in Key Categories (1) Uniquely Positioned to Address Opportunities with Utilities with its Leading Infrastructure Products and Installed Base Products (2) (% of Consolidated Net Sales) End Markets (2) (% of Consolidated Net Sales) • Water-focused company with more than 90% of consolidated net sales associated with water • Leading brands and municipal market specifications • Large installed base of products used by customers for new construction and repair and replacement • Approximately two-thirds of net sales related to repair and replacement activities of utilities • Comprehensive distribution network and strong end-user relationships with end-markets served by limited number of suppliers • Focused on driving best in class customer service supported by in-person and virtual training for end customers and channel partners ≈10% Natural gas utilities and industrial applications 60-65% Repair and replacement of municipal water infrastructure 25-30% Residential construction Brass Products Hydrants & Iron Gate Valves Specialty Valves Technology-Enabled Repair Products

9 Water Utilities Are Facing Many Challenges • Unrealistic for U.S. water utilities and local governments to bridge the gap between their current capital spending and projected need for capital spending, based on the age and life expectancy of their infrastructure • Moving forward the industry will have to use multiple approaches to extend the life of their assets including measured allocation of capital funds, product innovation, predictive maintenance planning, and rate increases • Climate change is reducing both water availability and quality; solutions to retain, treat, and recycle water will need to be incorporated into investment and operating plans • Codification of contaminants regulation could accelerate innovation around testing for and removal of pollutants Aging Infrastructure Digitization Budget Pressures Aging Workforce Urbanization Population Shifts Water Utilities Implications for Utilities Regulation Climate 13.3 Distribution pipe breaks per 100 miles per year (1) <1% replacement rate for pipe (2) 2.3 million miles of drinking water pipes in U.S. (1) 19% of installed water mains beyond useful life (1) 53 years Average age of failing water mains (1) 260,000 Pipe failures per year , or >700 per day (1) (1) Utah State University, “Water Main Break Rates in the USA and Canada: A Comprehensive Study.“ December 2023, Professor Steven L. Barfuss, P.E. Distribution pipes are 12 inches or less in diameter. (2) Utah State University. “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman.

10 Aging Pipe Infrastructure and Water Main Breaks Utah State Study on Water Main Break Rates in U.S. and Canada (1) • Surveyed more than 800 water utilities with nearly 400,000 miles of water mains in the U.S. and Canada, representing approximately 17% of the estimated total length • U.S. and Canada have estimated 2.3 million miles of pipe • Experience about 260,000 water main breaks annually, which represent approximately $2.6 billion per year in maintenance and repair costs. • Distribution pipes (12 inches and smaller), which represent 86% of all water mains, have overall failure rates of 13.3 breaks/(100 miles-year) • Average age of failing water mains is approximately 53 years • 90% of installed or in-service water mains are a combination of PVC (29%), ductile iron (27%), cast iron (23%), and asbestos cement (11%) • A total of 19.4% of installed water mains are beyond their useful lives, representing approximately 452,000 miles of pipe • More concerning is the breakage rates of cast iron and asbestos cement pipe, which make up 33% of the installed water mains in the U.S. and Canada − 86% of cast iron pipes are more than 50 years old and have overall failure rates of 28.6 breaks/(100 miles-year) − 41% of asbestos cement pipes are more than 50 years old and have overall failure rates of 10.3 breaks/(100 milies-year) (1) Utah State University, “Water Main Break Rates in the USA and Canada: A Comprehensive Study.“ December 2023, Professor Steven L. Barfuss, P.E. Distribution pipes are 12 inches or less in diameter.

U.S. Water Infrastructure Requires Substantial Long-term Investment

Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment [1]
- Average water loss across the U.S. is an estimated 14%, or 5,543 million gallons lost per day, which costs water systems an estimated US$6.06 billion, annually [2]
- ASCE grade for drinking water infrastructure is C- and grade for wastewater infrastructure is D+ [3]
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair [4]


Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

U.S. Water Infrastructure CAPEX and Investment Gap

- Spending on Water & Wastewater CAPEX in U.S. is >$50 billion [5]
- ASCE estimates that the current annual investment gap expected to increase from $81 billion to $136 billion in 2039 [6]


Funding Gap $81B
CAPEX
2019
Funding Gap $136B
CAPEX
2039

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012.
(2) Bluefield Research, February 2020, Non-revenue Water: Sizing the Cost of Water Losses to U.S. Utilities.
(3) ASCE: 2021 Report Card for America's Infrastructure.
(4) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002.
(5) Bluefield Research, 2019, U.S. Municipal Water Infrastructure Forecast.
(6) American Society of Engineers (ASCE): The Economic Benefits of Investing in Water Infrastructure.

MUELLER
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Water Utilities and Water Infrastructure Funding

Water Utilities in North America

- >50,000 water utilities and >14,000 wastewater utilities in U.S. and Canada (1)
- Around 4,400 water utilities, or 9% of the total, serve >80% of the estimated population served (>260M) (1)
- Approximately 14% of the U.S. population served by privately owned water systems, including investor-owned utilities (IOU) (2)

Distribution of Water Utilities in U.S. (1)

Market Tier (by population served)	# Water Utilities	% of Total Utilities	Estimated Population Served	% of Population Served
>100,000	448	0.9%	146.9M	46.8%
10,001 – 100,000	3,960	8.2%	114.4M	36.4%
3,300 – 10,000	4,940	10.2%	29.1M	9.3%
<3,300	39,230	80.7%	23.4M	7.5%

Sources of Funding for U.S. Utilities

- For U.S. utilities, 96% of funding at state/local government level (3)
  - Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $7,800, up 22% since 2016 (4)
  - CPI for water and sewerage maintenance increased 5.1% in March 2024 and has historically exceeded CPI for all items and other utilities including natural gas, electricity, and postage (5)
  - U.S. municipal bond issuance of $385 billion in calendar 2023, declined 1.5% y/y, after two years above $480 billion, with April 2024 YTD issuance of $143 billion up 26.6% y/y (6)
  - U.S. Federal government provides incentives for water utility projects such as Drinking Water State Revolving Funds (DWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA)
- Infrastructure Investment and Jobs Act ("IIJA" or "Infrastructure Bill"), signed Nov. 15, 2021, includes $55 billion of new funding dedicated to water, wastewater and stormwater infrastructure (7)
  - Represents highest level of federal spending in inflation-adjusted dollars since the mid-1970s
  - $55 billion includes $15 billion for lead service line (LSL) replacements and $10 billion to help address emerging contaminants (i.e., PFAS)
  - Existing state revolving funds (drinking water and clean water) are primary ways for funding to get allocated to projects
  - Emphasis on directing funds towards small and disadvantaged communities either as grants or forgivable loans
  - Increases domestic procurement requirements, known as "Build America, Buy America" (BABA), from 55% to 75% over 8-years

(1) Bluefield Research, June 2023, Total Addressable Market for Water & Wastewater Utilities.
(2) Bluefield Research, 2019, U.S. Private Water Utilities Report.
(3) RAND Corporation 2017 Report titled "Not Everything is Broken."
(4) American Water Works Association 2021 Water and Wastewater Rate Survey.
(5) Bureau of Labor Statistics.
(6) Securities Industry and Financial Markets Association (SIFMA) as of May 3, 2024.
(7) Bluefield Research, May 2022, The Infrastructure Investment and Jobs Act: Breaking Down the Water Funding.

MUELLER 12

13 Need for More Digital Products and Solutions Expected to Accelerate Climate, Population Shifts, Urbanization and Water Scarcity • Aging workforce and anticipated retirements rated as one of the top challenges facing utilities projected to see significant retirements over the next ten years (7) • Increasing consumer awareness and demand for water quality and usage information • Double-digit growth expected for emerging IoT and analytics solutions in areas like optimization, data integration, and strategic asset management (1) (1) Bluefield Research, June 2022, “The Digital Water Revolution: Global Digital Water Market Forecast, 2022 - 2030.” (2) Bluefield Research, 2019, Water Industry 4.0 Focus Report. (3) Utah State University, “Water Main Break Rates in the USA and Canada: A Comprehensive Study.“ December 2023, Professor Steven L. Barfuss, P.E. Distribution pipes are 12 inches or less in diameter. (4) Bluefield Research, February 2022, “U.S. Water & Sewer Pipe Network Infrastructure: Market Trends and Forecasts, 2022 – 2030.” (5) National Resource Defense Council. (6) U.S. Drought Monitor as of April 30, 2024 (includes contiguous 48 states). (7) American Water Works Association, “2022 State of the Water Industry Report.” • Increased frequency of extreme climate events elevating importance of infrastructure resiliency and water management with 37% of U.S. experiencing drought or abnormally dry conditions (6) • Population growth and migration trends leading to increased demand in suburban/rural areas (1) • Water scarcity awareness has increased conservation and use of low-flow appliances pressuring utility budgets, however additional resources will be needed to meet demand Aging Workforce, Consumer Awareness and Digitization Aging Infrastructure and Non-Revenue Water • Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 (2) • 260,000 water main breaks per year with distribution pipes (3) • Estimated U.S. water utilities lose 5.5 billion gallons of drinking water per day due to pipe leaks and main breaks (4) • Growing number of states requiring water loss audits (6) “Bluefield projects that total global digital water spend will scale at an 8.8% CAGR through 2030 with approximately 25% of total global digital water spend in the U.S.” (1) Bluefield Research, June 2022

14 Broad-line of Connected Products that “Close the Loop” with Water Network Administrators & Assets Products and solutions help address critical needs for water utilities, including Echologics' pipe condition assessment services and fixed leak detection solutions, advanced meters and communication equipment, smart hydrants, pressure and water quality monitors, and most recently, our Sentryx software platform METERING & CUSTOMER MANAGEMENT NETWORK MANAGEMENT OPERATIONS ASSET MANAGEMENT & CAPITAL PLANNING Fiscal flow data Customer portal Acoustic leak detection Pressure management Flushing Pipeline condition assessment Service line screening Machine learning risk modelling ControlMonitor A digital services platform that can use data from multiple devices with machine learning models to create actionable insights. Manage Optimize Current Product Offerings

15 Large Capital Projects Large Valve Foundry Brass Foundry Specialty Valve Manufacturing • Benefits include accelerating product development, driving operational efficiencies, reducing duplicative expenses, increasing revenue, expanding capabilities for American-made products and advancing our sustainability environmental initiatives • Capital expenditures as a percentage of consolidated net sales have decreased to less than 4% (3.7% in fiscal 2023) with new brass foundry in Decatur, Illinois, nearly complete • Three large capital projects, which account for approximately $150M of capital expenditures in total, were primary reason for increased capital spending above historical run rate starting in fiscal 2018 • Location: Chattanooga, TN • Status: Construction completed with production volumes ramping up • Benefits: Expands domestic manufacturing capabilities and leverages additive manufacturing technologies for large gate and specialty valves to address anticipated increase in demand for larger valve sizes and “Build America, Buy America” products • Location: Decatur, IL • Status: Plant construction nearly complete with production ramping up • Benefits: Replacing century-old plant with new state-of- the-art facility, using a new lead-free brass alloy, to increase capacity, expand product development capabilities, help achieve sustainability goals with lower energy usage, reduced waste and enhanced safety • Location: Kimball, TN • Status: Plant consolidation and construction completed with product volumes ramping up • Benefits: Consolidating multiple manufacturing facilities for specialty valves and knife gates into one location while also expanding domestic manufacturing capabilities to address anticipated increase in demand for “Build America, Buy America” products (1) Represents the timing of full project completion and not the timing of full annualized benefit from efficiencies and sales from new products.

Financial Performance

Q2 FY2024 Consolidated Results (1,2)

Net Sales ($M)

+6.2% y/y


$332.9
$353.4
Q2 FY2023
Q2 FY2024

- Primarily increased due to higher pricing across most product lines with higher volumes at WFS partially offset by lower volumes at WMS
- Believe lead times and backlogs for iron gate valves and hydrants have normalized; based on order activity during Q2, believe valve and hydrant end market demand was healthy during Q2
- Hydrant shipments benefited from serving elevated backlog in prior year quarter

Gross Profit ($M)
% of Net Sales

+33.3% y/y
+750 bps


$97.8
29.4%
$130.4
36.9%
Q2 FY2023
Q2 FY2024

- Gross margin increased 750 bps. to 36.9%, which is the highest quarterly gross margin in >7 years
- Increase driven by improved manufacturing performance and higher pricing
- Improvements in manufacturing performance primarily driven by improved productivity, including labor, material and freight efficiencies, which includes benefits from lower brass outsourcing costs

Adj. EBITDA ($M)
% of Net Sales

+70.9% y/y
+890 bps


$48.1
14.4%
$82.2
23.3%
Q2 FY2023
Q2 FY2024

- Increased $34.1M with Adj. EBITDA margin improving 890 bps. to 23.3%, which is highest quarterly margin since Q3 FY2019
- Includes $1.0M of pension expense other than service
- Achieved LTM Q2 FY2024 Adj. EBITDA of $236.8M with 19.1% margin, which is 470 bps. improvement compared with the prior 12-month period

Adj. Net Income per Diluted share

+114.3% y/y


$0.14
$0.30
Q2 FY2023
Q2 FY2024

- Achieved record quarterly Adj. Net Income per Diluted Share of $0.30, a 114.3% y/y increase
- Net interest expense declined $0.3M to $3.6M primarily due to higher interest income
- Effective tax rate of 24.8% compared with 23.9% in the prior year quarter

(1) Provided with Q2FY24 earnings press release and presentation on May 6 & 7, 2024.
(2) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures.

MUELLER

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18 Free Cash Flow (YTD Q2 FY2024) • Increased YTD Q2 net cash provided by operating activities by $84.4M to $62.2M compared with prior year period − Increase primarily result of higher net income and improvements in working capital compared with the prior year, which includes a smaller increase in inventories • Invested $10.1M in capital expenditures in Q2 with $15.8M invested YTD Q2 − While YTD spending is $4.7M lower than prior year period, expect spending to be higher in second half of the year • Increased YTD Q2 free cash flow $89.1M to $46.4M compared with prior year period, with free cash flow 70.1% of adjusted net income • Repurchased $10M of common stock in Q2, and as of March 31, 2024, had $80M remaining under share repurchase authorization ($22.2) $62.2 -$50.0 -$40.0 -$30.0 -$20.0 -$10.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 YTD Q2 FY2023 YTD Q2 FY2024 $ in M ill io ns Capital expenditures Free cash flow Cash provided by (used in) operating activities

19 Fiscal 2024 Outlook (1) • Consolidated net sales expected to be between flat and down 2% y/y − Believe municipal and new residential construction end markets will continue to be healthy in second half of the year • Adjusted EBITDA expected to increase between 23% and 27% y/y − Result of strong first-half operating and margin performance coupled with current expectations for favorable end market demand − Includes an expected increase in total SG&A expenses reflecting higher incentive compensation and personnel investments • Free cash flow as a percentage of adjusted net income expected to be more than 75% as compared with 62.7% in the prior year (1) Provided with Q2FY24 earnings press release on May 6, 2024. Fiscal 2024 Metrics (1) Consolidated Net Sales Growth y/y -2% to 0% ($1,250.2M to $1,275.7M) Adjusted EBITDA Growth y/y +23% to +27% ($248.6M to $256.7M) Total SG&A Expenses $248M to $252M Net Interest Expense $13M to $14M Effective Income Tax Rate 22% to 24% Depreciation and Amortization $65M to $66M Pension Expense Other than Service ≈$4M Capital Expenditures $40M to $45M Free Cash Flow % of Adjusted Net Income >75%

20 Strong Balance Sheet and Liquidity (1) 4.0% Senior Notes include $3.6M of deferred financing costs. Capital structure and net leverage position provide flexibility to support strategic priorities, including capital investments, acquisitions and returning cash to shareholders through quarterly dividend and repurchases Credit Rating Debt Structure Debt Maturities Financial Covenants • $450M of 4.0% Senior Notes (mature June 2029) • Asset based lending agreement (“ABL”) provides up to $175M revolving credit facility subject to borrowing base (SOFR + 10 bps. + 150 to 175 bps.) with none outstanding (matures March 2029) • No financial maintenance covenants on 4.0% Senior Notes • ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5M and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered Net Debt Leverage & Liquidity • $269.5M net debt with total debt of $448.7M and total cash of $179.2M (1) • Net debt leverage maintained at 1.1x as of March. 31, 2024 • No debt financing maturities prior to June 2029 • $341.8M of total liquidity, including $162.6M of excess availability under the ABL $0 $0 $0 $0 $0 $0 $450 $0 $100 $200 $300 $400 $500 FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY E $ in m ill io ns No debt financing repayments prior to June 2029 • Moody’s: Ba1 Corporate Rating, Ba1 Notes Rating, Stable Outlook • S&P: BB Corporate and Notes Ratings, Stable Outlook

21 Balanced and Disciplined Capital Allocation • Strong balance sheet, liquidity and cash flow supporting our strategies • Maintaining balanced approach to capital allocation to strengthen and grow the business through capital investments and bolt-on acquisitions • Continuing to return cash to our shareholders, primarily through our ongoing quarterly dividend – Paid quarterly dividend since becoming a publicly- traded company – Increased quarterly dividend 8 times since FY15 – Allocated $10M to share repurchases in YTD FY2024 with $80M remaining authorization on our share repurchase program as of March 31, 2024 Shareholders 33% Balance Sheet* 5% Strategic Investments* 62% $245M to Shareholders - $175M dividends - $70M share repurchases Cash Allocation Over Past 5 Years (FY19 to FY23)* $471M to Strategic Investments - $319M capital expenditures - $152M acquisitions * 5-year period includes FY19, FY20, FY21, FY22, FY23; Strategic Investments includes consolidated capital expenditures and cash paid for acquisitions of Krausz, Pratt Industrial JV and i2O Water (excludes proceeds from sales of assets); Balance Sheet includes debt retirement and pension plan payments ($2M to exit Canadian and multiemployer plans) and includes $22M payment for Walter Tax Settlement). Capital Allocation Priorities

22 Investment Highlights BENEFITING FROM LONG-TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE ACCELERATING PRODUCT DEVELOPMENT AND LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER GROSS MARGIN EXPANSION SUPPORTING STRATEGIC PRIORITIES WITH A STRONG BALANCE SHEET, AMPLE LIQUIDITY AND GROWING FREE CASH FLOW DRIVING GROWTH WITH A STRONG COMPETITIVE POSITION AND BROAD PORTFOLIO OF PRODUCTS AND SOLUTIONS

Supplemental Data

24 Historical Financial Performance • Over last five years, delivered net sales and adjusted EBITDA CAGRs of 6.8% and 2.3%, respectively • Prior to pandemic, delivered net sales and adjusted EBITDA CAGRs of 6.5% and 8.3%, respectively $801 $826 $916 $968 $964 $1,111 $1,247 $1,276 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Consolidated Net Sales $ in millions $156 $164 $180 $198 $191 $204 $195 $202 $0 $50 $100 $150 $200 $250 $300 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Consolidated Adjusted EBITDA (1) $ in millions NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY19, FY20, FY21, FY22, FY23. Pre-pandemic period include FY17, FY18, FY19. (1) Adjusted EBITDA excludes other charges of $23.8M in FY16, $21.2M in FY17, $19.7M in FY18, $43.3M in FY19, $13.2M in FY20, $25.7M in FY21, $18.5M in FY22 and $15.9M in FY23.

25 Historical Free Cash Flow • Over the past 5 years, generated $550.8M in cash provided by operating activities and delivered $231.5M of Free Cash Flow after investing $319.3M in capital expenditures • In fiscal 2023… − Increased net cash provided by operating activities by $56.7M y/y to $109.0M primarily due to improvements in working capital − Lowered capital expenditures to $47.6M bringing capital expenditures as a % of net sales to 3.7% compared with 4.4% in the prior year − Increased free cash flow $63.8M y/y to $61.4M, with free cash flow 62.7% of adjusted net income $5.9 $72.6 $94.0 -$2.4 $61.4 $92.5 $140.3 $156.7 $52.3 $109.0 -$20.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 FY2019 FY2020 FY2021 FY2022 FY2023 $ in M ill io ns Capital expenditures Free cash flow Cash provided by operating activities NOTE: See SEC Filings for Reconciliation of Non-GAAP to GAAP Performance Measures.

26 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Three months ended March 31, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 205.8 $ 147.6 $ — $ 353.4 Gross profit $ 77.2 $ 53.2 $ — $ 130.4 Selling, general and administrative expenses 24.6 24.2 14.9 63.7 Strategic reorganization and other charges (1) — — 3.2 3.2 Operating income (loss) $ 52.6 $ 29.0 $ (18.1) $ 63.5 Operating margin 25.6% 19.6% 18.0 % Capital expenditures $ 6.0 $ 4.1 $ — $ 10.1 Net income $ 44.3 Net income margin 12.5 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 44.3 Strategic reorganization and other charges (1) 3.2 Income tax expense of adjusting items (2) (1.2) Adjusted net income $ 46.3 Weighted average diluted shares outstanding 156.7 Net income per diluted share $ 0.28 Strategic reorganization and other charges (1) 0.02 Income tax expense of adjusting items (2) — Adjusted net income per diluted share $ 0.30 (1) The Company recorded approximately $3.2 million in Strategic reorganization and other charges associated with our leadership transition, severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 24.8% and may be subject to rounding.

27 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Three months ended March 31, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 44.3 Income tax expense (3) 14.6 Interest expense, net (3) 3.6 Pension expense other than service (3) 1.0 Operating income (loss) $ 52.6 $ 29.0 $ (18.1) 63.5 Strategic reorganization and other charges (1) — — 3.2 3.2 Adjusted operating income (loss) 52.6 29.0 (14.9) 66.7 Pension expense other than service — — (1.0) (1.0) Depreciation and amortization 9.8 6.7 — 16.5 Adjusted EBITDA $ 62.4 $ 35.7 $ (15.9) $ 82.2 Adjusted operating margin 25.6% 19.6% 18.9 % Adjusted EBITDA margin 30.3% 24.2% 23.3 % Adjusted EBITDA $ 62.4 $ 35.7 $ (15.9) $ 82.2 Three prior quarters' adjusted EBITDA 94.2 98.8 (38.4) 154.6 Trailing twelve months' adjusted EBITDA $ 156.6 $ 134.5 $ (54.3) $ 236.8 Reconciliation of net debt to total debt (end of period): Current portion of long term debt $ 0.7 Long-term debt 448.0 Total debt 448.7 Less cash and cash equivalents 179.2 Net debt $ 269.5 Debt leverage (debt divided by trailing twelve months' adjusted EBITDA) 1.9x Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 1.1x Reconciliation of free cash flow to net cash used in operating activities: Net cash used in operating activities $ (5.7) Less capital expenditures 10.1 Free cash flow $ (15.8) (1) The Company recorded approximately $3.2 million in Strategic reorganization and other charges associated with our leadership transition, severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 24.8% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments.

28 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Three months ended March 31, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 157.2 $ 175.7 $ — $ 332.9 Gross profit $ 37.2 $ 60.6 $ — $ 97.8 Selling, general and administrative expenses 22.0 28.7 13.5 64.2 Strategic reorganization and other charges (1) — 0.2 0.5 0.7 Operating income (loss) $ 15.2 $ 31.7 $ (14.0) $ 32.9 Operating margin 9.7% 18.0% 9.9 % Capital expenditures $ 7.8 $ 2.8 $ — $ 10.6 Net income $ 21.3 Net income margin 6.4 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 21.3 Strategic reorganization and other charges (1) 0.7 Income tax expense of adjusting items (2) (0.2) Adjusted net income $ 21.8 Weighted average diluted shares outstanding 156.9 Net income per diluted share $ 0.14 Strategic reorganization and other charges (1) — Income tax expense of adjusting items (2) — Adjusted net income per diluted share $ 0.14 (1) Strategic reorganization and other charges includes severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 23.9% and may be subject to rounding.

29 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Three months ended March 31, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 21.3 Income tax expense (3) 6.7 Interest expense, net (3) 3.9 Pension expense other than service (3) 1.0 Operating income (loss) $ 15.2 $ 31.7 $ (14.0) 32.9 Strategic reorganization and other charges (1) — 0.2 0.5 0.7 Adjusted operating income (loss) 15.2 31.9 (13.5) 33.6 Pension expense other than service (3) — — (1.0) (1.0) Depreciation and amortization 7.8 7.7 — 15.5 Adjusted EBITDA $ 23.0 $ 39.6 $ (14.5) $ 48.1 Adjusted operating margin 9.7% 18.2% 10.1 % Adjusted EBITDA margin 14.6% 22.5% 14.4 % Adjusted EBITDA $ 23.0 $ 39.6 $ (14.5) $ 48.1 Three prior quarters' adjusted EBITDA 105.6 72.2 (37.2) 140.6 Trailing twelve months' adjusted EBITDA $ 128.6 $ 111.8 $ (51.7) $ 188.7 Reconciliation of net debt to total debt (end of period): Current portion of long term debt $ 0.9 Long-term debt 446.6 Total debt 447.5 Less cash and cash equivalents 89.2 Net debt $ 358.3 Debt leverage (debt divided by trailing twelve months' adjusted EBITDA) 2.4x Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 1.9x Reconciliation of free cash flow to net cash used in operating activities: Net cash used in operating activities $ (15.7) Less capital expenditures 10.6 Free cash flow $ (26.3) (1) Strategic reorganization and other charges includes severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 23.9% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments.

30 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) The Company recorded approximately $9.8 million in Strategic reorganization and other charges, including $1.5 million of expenses related to the cybersecurity incidents as well as expenses associated with our leadership transition, severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 22.7% and may be subject to rounding. Six months ended March 31, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 347.1 $ 262.7 $ — $ 609.8 Gross profit $ 123.8 $ 92.9 $ — $ 216.7 Selling, general and administrative expenses 43.8 48.8 28.0 120.6 Strategic reorganization and other charges (1) 0.2 — 9.6 9.8 Operating income (loss) $ 79.8 $ 44.1 $ (37.6) $ 86.3 Operating margin 23.0% 16.8% 14.2 % Capital expenditures $ 9.9 $ 5.9 $ — $ 15.8 Net income $ 58.6 Net income margin 9.6 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 58.6 Strategic reorganization and other charges (1) 9.8 Income tax expense of adjusting items (2) (2.2) Adjusted net income $ 66.2 Weighted average diluted shares outstanding 156.6 Net income per diluted share $ 0.37 Strategic reorganization and other charges (1) 0.06 Income tax expense of adjusting items (2) (0.01) Adjusted net income per diluted share $ 0.42

31 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 58.6 Income tax expense (3) 17.2 Other expense 1.6 Interest expense, net (3) 6.9 Pension expense other than service (3) 2.0 Operating income (loss) $ 79.8 $ 44.1 $ (37.6) 86.3 Strategic reorganization and other charges (1) 0.2 — 9.6 9.8 Adjusted operating income (loss) 80.0 44.1 (28.0) 96.1 Pension expense other than service — — (2.0) (2.0) Depreciation and amortization 19.1 13.7 0.1 32.9 Adjusted EBITDA $ 99.1 $ 57.8 $ (29.9) $ 127.0 Adjusted operating margin 23.0% 16.8% 15.8 % Adjusted EBITDA margin 28.6% 22.0% 20.8 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 62.2 Less capital expenditures 15.8 Free cash flow $ 46.4 (1) The Company recorded approximately $9.8 million in Strategic reorganization and other charges, including $1.5 million of expenses related to the cybersecurity incidents as well as expenses associated with our leadership transition, severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 22.7% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments.

32 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 322.8 $ 324.9 $ — $ 647.7 Gross profit $ 83.8 $ 107.2 $ — $ 191.0 Selling, general and administrative expenses 44.4 55.7 27.0 127.1 Strategic reorganization and other charges (benefits) (1) — 0.2 (3.2) (3.0) Operating income (loss) $ 39.4 $ 51.3 $ (23.8) $ 66.9 Operating margin 12.2% 15.8% 10.3 % Capital expenditures $ 15.6 $ 4.9 $ — $ 20.5 Net income $ 43.8 Net income margin 6.8 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 43.8 Strategic reorganization and other charges (benefits) (1) (3.0) Income tax benefit of adjusting items (2) 0.7 Adjusted net income $ 41.5 Weighted average diluted shares outstanding 158.5 Net income per diluted share $ 0.28 Strategic reorganization and other charges (benefits) (1) (0.02) Income tax benefit of adjusting items (2) — Adjusted net income per diluted share $ 0.26 (1) Strategic reorganization and other benefits relates primarily to a gain from the sale of the Aurora, Illinois facility, partially offset by certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 23.7% and may be subject to rounding.

33 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 43.8 Income tax expense (3) 13.6 Interest expense, net (3) 7.6 Pension expense other than service (3) 1.9 Operating income (loss) $ 39.4 $ 51.3 $ (23.8) 66.9 Strategic reorganization and other charges (benefits) (1) — 0.2 (3.2) (3.0) Adjusted operating income (loss) 39.4 51.5 (27.0) 63.9 Pension expense other than service — — (1.9) (1.9) Depreciation and amortization 15.5 14.7 0.1 30.3 Adjusted EBITDA $ 54.9 $ 66.2 $ (28.8) $ 92.3 Adjusted operating margin 12.2% 15.9% 9.9 % Adjusted EBITDA margin 17.0% 20.4% 14.3 % Reconciliation of free cash flow to net cash used in operating activities: Net cash used in operating activities $ (22.2) Less capital expenditures 20.5 Free cash flow $ (42.7) (1) Strategic reorganization and other benefits relates primarily to a gain from the sale of the Aurora, Illinois facility, partially offset by certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 23.7% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments.